UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)   August 13, 2002
                                                 --------------------


                        Air Products and Chemicals, Inc.
                        --------------------------------

               (Exact name of registrant as specified in charter)

                   Delaware                             1-4534                       23-1274455
 --------------------------------------------   ------------------------    --------------------------
(State or other jurisdiction of incorporation)  (Commission file number)    (IRS Identification number)

 7201 Hamilton Boulevard, Allentown, Pennsylvania            18195-1501
 ------------------------------------------------           ------------
   (Address of principal executive officer)                  (Zip Code)

Registrant's telephone number, including area code        610 481-4911
--------------------------------------------------      ----------------

Item 9. Regulation FD Disclosure.
---------------------------------

     On August 13, 2002, each of the Principal Executive Officer, John P.
Jones III, and Principal Financial Officer, John R. Owings, of Air Products and Chemicals, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   Air Products and Chemicals, Inc.
                                 -------------------------------------
                                             (Registrant)



Dated: 13 August 2002      By:             /s/John R. Owings
                                 -------------------------------------
                                          John R. Owings
                                Vice President and Chief Financial Officer




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





                               INDEX TO EXHIBITS


Exhibit 99.1: Statement Under Oath of Principal Executive Officer dated August 13, 2002.

Exhibit 99.2: Statement under Oath of Principal Financial Officer dated August 13, 2002.




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